UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

Aspira Women’s Health Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12117 Bee Caves Road, Building Three, Suite 100, Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 519-0400

Vermillion, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRML (1)	The Nasdaq Stock Market

(1) AWH effective June 12, 2020.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Name Change

On June 11, 2020, Vermillion, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Charter Amendment”) to its Fourth Amended and Restated Certificate of Incorporation (as amended, the “Charter”) to change the legal name of the Company from Vermillion, Inc. to Aspira Women’s Health Inc., effective as of June 11, 2020.  The Company’s board of directors (the “Board”) approved the Charter Amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware.  The Board also approved an amendment and restatement of the Company’s Fifth Amended and Restated Bylaws (the “Old Bylaws” and, as amended and restated, the “Sixth Amended and Restated Bylaws”) reflecting the name change, effective as of June 11, 2020.  No other changes were made to the Old Bylaws.  Copies of the Charter Amendment and the Sixth Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On June 11, 2020, the Company issued a press release announcing the name change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 8.01 Other Events.

New Nasdaq Ticker Symbol and CUSIP

Effective June 12, 2020, Company common stock will trade under the new ticker symbol “AWH”. The name change resulted in a change to the CUSIP number for Company common stock.  The new CUSIP number for Company common stock is 04537Y109.  Outstanding stock certificates for shares of Company common stock continue to be valid and need not be exchanged to reflect the name change.

New Corporate Website

In connection with the name change, the Company launched a new corporate website: www.aspirawh.com.  The Company’s investor relations information, including press releases and links to the Company’s filings with the Securities and Exchange Commission, will now be found on this website.  The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the Company’s corporate governance documents, including the charters of the committees of the Board, Corporate Governance Guidelines and Code of Business Conduct and Ethics, are available on this website.  Any amendments to or waivers of the Company’s Code of Business Conduct and Ethics will be disclosed on this website.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.Description

3.1Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation, effective June 11, 2020.

3.2Sixth Amended and Restated Bylaws of Aspira Women’s Health Inc., effective June 11, 2020.

99.1Press Release issued by Aspira Women’s Health Inc. on June 11, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRA WOMEN’S HEALTH INC.

Date: June 11, 2020	By:	/s/ Robert Beechey
Robert Beechey
Chief Financial Officer